                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 10, 2001
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                                 WHX Corporation
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      1-2394                     13-3768097
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(State or Other Jurisdiction of     Commission File Number    (IRS Employer Identification)
Incorporation)

                 110 East 59th Street, New York, New York 10022
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 355-5200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events.

On December 10, 2001, WHX Corporation issued a press release, a copy of which is attached  hereto  as  Exhibit  99.1 and is  incorporated  herein  by  reference, announcing that in connection with its "Modified Dutch Auction" tender offer and solicitation  of consents to certain  proposed  amendments  with  respect to its outstanding  10 1/2% Senior  Notes due 2005 (the  "Notes")  it is  revising  the proposed  amendments as described in the attached press release.  The expiration date for the tender offer and consent solicitation  remains 12:00 Midnight,  New
York City time, on Monday, December 17, 2001, unless extended.

Item 7.         Financial Statements and Exhibits.

         (c)    Exhibits

                99.1       Press Release of WHX  Corporation  dated December 10,
                           2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WHX Corporation

Dated: December 10, 2001                       By: /s/ Robert Hynes
                                                   -------------------------
                                                   Name:  Robert Hynes
                                                   Title: Vice President-Finance